UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 28, 2005

Tyson Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2210 West Oaklawn Drive, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of

Registrant’s principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-
2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-

                4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 28, 2005, Tyson Foods, Inc. (the “Company”) entered into an $1 billion five-year unsecured revolving credit agreement (the “Revolving Credit Agreement”) with JPMorgan Chase Bank, N.A., as Administrative Agent, Merrill Lynch Bank USA, as Syndication Agent, SunTrust Bank, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank International”, New York Branchand BNP Paribas, as Documentation Agents, and CoBank, ACB and U.S. AgBank, FCB, as Co-Documentation Agents, J.P. Morgan Securities Inc., as Lead Arranger and Sole Bookrunner, and certain other lenders party thereto.

Simultaneously with the execution of the Revolving Credit Agreement, the Company terminated its (i) Five-Year Credit Agreement, dated as of September 24, 2001, as amended, by and among the Company, as borrower, JPMorgan Chase Bank, as administrative agent (the “Administrative Agent”), Merrill Lynch Bank USA, as syndication agent (the “Syndication Agent”), and SunTrust Bank, Mizuho Corporate Bank, Ltd. and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank International,” New York Branch, as documentation agents (the “Documentation Agents”) and certain other lenders party thereto which provided loans and advance to the Company up to an aggregate amount of $250,000,000, and (ii) the Company’s Five-Year Credit Agreement, dated as of June 9, 2004, by and among the Company, as borrower, the Administration Agent, the Syndication Agent and the Documentation Agents and certain other lenders party thereto which also provided loans and advance to the Company up to an aggregate amount of $750,000,000 (collectively, the “Terminated Credit Agreements”).

Under the terms of the Revolving Credit Agreement, the Company may obtain and utilize from time to time up to an aggregate of $1 billion in revolving credit loans. The proceeds of the Revolving Credit Agreement will be used to repay borrowings and other amounts owed by the Company under the Terminated Credit Agreements and for general corporate purposes. The Revolving Credit Agreement also supports borrowings under the Company’s commercial paper program and such commercial paper borrowings reduce the borrowing capacity available under the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement bear interest at one of two rates as described in the Revolving Credit Agreement. The Revolving Credit Agreement contains affirmative, negative and financial covenants customary for such financings, including, among other things, a requirement that the Company maintain a ratio of indebtedness for borrowed money to consolidated EBITDA of less than 3.00 to 1.00 and a ratio of consolidated EBITDA to consolidated interest expense for any period of four consecutive fiscal quarters of at least 3.50 to 1.00. The Revolving Credit Agreement also contains customary representations and warranties. In the event of a default under the Revolving Credit Agreement, including cross-defaults relating to specified other debt of the Company or its consolidated subsidiaries in excess of $50 million, the lenders may terminate the commitments under the Revolving Credit Agreement and declare the amounts outstanding, and all accrued interest, immediately due and payable. The maturity date of the Revolving Credit Agreement is September 28, 2010, if not extended at the option of the Company.

A copy of the Revolving Credit Agreement is filed as Exhibit 10.1 hereto and is incorporated by reference herein. The description of the Revolving Credit Agreement above is qualified in its entirety by reference to the full text of the Revolving Credit Agreement.

Also on September 28, 2005, Lakeside Farm Industries Ltd., an Alberta corporation and wholly-owned indirect subsidiary of the Company (“Lakeside”), entered into an unsecured Three-Year Term Loan Agreement (the “Term Loan Agreement”), with Lakeside, as borrower, the Company, as guarantor, JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent, Merrill Lynch Capital Canada Inc., as Syndication Agent, and Rabobank Nederland Canadian Branch and BNP Paribas (Canada), as Documentation Agents, and J.P. Morgan Securities Inc. as Lead Arranger and Sole Bookrunner, providing for a three-year term loan facility in an aggregate principal amount of US$352,900,000. The Company is party to the Term Loan Agreement solely to guarantee the performance of Lakeside’s obligations thereunder.

The covenants, representations, warranties and events of default of the Term Loan Agreement are substantially similar to those in the Revolving Credit Agreement. The Term Loan Agreement expires on September 29, 2008.

A copy of the Term Loan Agreement is filed as Exhibit 10.2 hereto and is incorporated by reference herein. The description of the Term Loan Agreement above is qualified in its entirety by reference to the full text of the Term Loan Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

See the description contained in Item 1.01 above, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the description contained in Item 1.01 above, which is incorporated herein by reference.

On September 28, 2005, Lakeside borrowed US$352,900,000 under the Term Loan Agreement. As of October 3, 2005, the principal balance outstanding under the Term Loan Agreement was US$344,900,000.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit

Number	Description

Exhibit 10.1

Five-Year Revolving Credit Agreement, dated as of September 28, 2005, by and among Tyson Foods, Inc., as borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, Merrill Lynch Bank USA, as Syndication Agent, SunTrust Bank, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank International”, New York Branchand BNP Paribas, as Documentation Agents, and CoBank, ACB and U.S. AgBank, FCB, as Co-Documentation Agents, J.P. Morgan Securities Inc., as Lead Arranger and Sole Bookrunner, and certain other lenders party thereto.

Exhibit 10.2

Three-Year Term Loan Agreement, dated as of September 28, 2005, among Tyson Foods, Inc., as Guarantor, Lakeside Farm Industries Ltd., as Borrower, JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent, Merrill Lynch Capital Canada Inc., as Syndication Agent, and Rabobank Nederland Canadian Branch and BNP Paribas (Canada), as Documentation Agents, and J.P. Morgan Securities Inc. as Lead Arranger and Sole Bookrunner, and certain other lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tyson Foods, Inc.

	By:	/s/ Craig J. Hart
	Name:	Craig J. Hart
	Title:	Senior Vice President, Chief Accounting
Officer and Controller

October 3, 2005

EXHIBIT INDEX

Exhibit

Number	Description

Exhibit 10.1

Five-Year Revolving Credit Agreement, dated as of September 28, 2005, by and among Tyson Foods, Inc., as borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, Merrill Lynch Bank USA, as Syndication Agent, SunTrust Bank, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank International”, New York Branchand BNP Paribas, as Documentation Agents, and CoBank, ACB and U.S. AgBank, FCB, as Co-Documentation Agents, J.P. Morgan Securities Inc., as Lead Arranger and Sole Bookrunner, and certain other lenders party thereto.

Exhibit 10.2

Three-Year Term Loan Agreement, dated as of September 28, 2005, among Tyson Foods, Inc., as Guarantor, Lakeside Farm Industries Ltd., as Borrower, JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent, Merrill Lynch Capital Canada Inc., as Syndication Agent, and Rabobank Nederland Canadian Branch and BNP Paribas (Canada), as Documentation Agents, and J.P. Morgan Securities Inc. as Lead Arranger and Sole Bookrunner, and certain other lenders party thereto.

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